UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2009

FUSA Capital Corporation
 (Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number	Identification No.)

701 Fifth Avenue, Suite 4200, Seattle, WA   98104
 (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (888)366-6115

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 3, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 3, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008, a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter and the above disclosure were filed with the Securities and Exchange Commission on Form 8K on August 7, 2009 and the letter was attached as an exhibit to the Form 8-K.

THE REGISTRANT HEREBY AMENDS THIS FORM 8-K TO INDICATE:
On August 27, 2009 the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore and Associates, Chartered (“Moore”) because of violations by Moore of PCAOB rules and auditing standards in auditing financial statements, violations of PCAOB rules and quality control standards, violations of Section 10 B and Rule 10(b) 5 thereunder of the Securities Exchange Act of 1934 and non-cooperation with a PCAOB investigation.  Moore, under advice of counsel, has declined to provide us with a letter to the Securities and Exchange Commission stating whether it agrees with the statements in this amended 8-K.

b) On August 3, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 2009

By: /s/ Jenifer Osterwalder
Name:   Jenifer Osterwalder
Title:  President and CEO

EXHIBIT INDEX

Exhibit No.    Description of Exhibit